     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 2003
                                                              FILE NO. 33-01575
                                                              FILE NO. 811-4471
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              ---------------------


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 18                     [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 18                             [X]


                            ---------------------

                       VALUE LINE AGGRESSIVE INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)

                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                                DAVID T. HENIGSON
                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
                     (Name and Address of Agent for Service)

                                    COPY TO:
                               PETER D. LOWENSTEIN
                         TWO SOUND VIEW DRIVE, SUITE 100
                               GREENWICH, CT 06830

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


  [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
  [X] ON JUNE 1, 2003 PURSUANT TO PARAGRAPH (B)
  [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
  [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
  [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
  [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485
================================================================================

                       Value Line Aggressive Income Trust
            --------------------------------------------------------
                                   PROSPECTUS
                                  JUNE 1, 2003
            --------------------------------------------------------




                                [VALUE LINE LOGO]






                                                                         #526695



  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


               Fund Summary

               What are the Fund's goals? Page 2

               What are the Fund's main investment strategies? Page 2

               What are the main risks of investing in the Fund? Page 2

               How has the Fund performed? Page 3

               What are the Fund's fees and expenses? Page 5


How We Manage the Fund

Our objectives Page 6

Our principal investment strategies Page 6

The principal risks of investing in the Fund Page 8


                                Who Manages the Fund

                                Investment Adviser Page 9

                                Management fees Page 9

                                Portfolio management Page 9


          About Your Account

          How to buy shares Page 10

          How to sell shares Page 13

          Special services Page 15

          Dividends, distributions and taxes Page 15


                                   Financial Highlights


                                   Financial Highlights Page 18

FUND SUMMARY


WHAT ARE THE FUND'S GOALS?

The Fund's primary investment objective is to maximize current income. Capital appreciation is a secondary objective which will be sought only when consistent with the Fund's primary objective. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

To achieve the Fund's goals, we invest, under normal conditions, at least 80% of the Fund's net assets in high-yielding, lower rated fixed-income corporate securities (also known as "junk bonds").

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.

High-yielding, lower rated securities (junk bonds) have certain speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and lack of liquidity and risk of loss of income and principal, than is the case with lower yielding, higher rated securities.

The Fund has a high portfolio turnover rate which may negatively affect the Fund's performance.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.

The Fund is not recommended for investors whose principal objectives are assured income or capital preservation. For a more complete discussion of risk, please turn to page 7.

HOW HAS THE FUND PERFORMED?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the Lehman Brothers Aggregate Bond Index, which is a broad based market index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.


TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)
--------------------------------------------------------------------------------


19.04   -4.10   20.01   19.75   14.10   -5.27   9.05   -23.65   5.90    -1.22

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

Best Quarter:  Q1 1997  +6.64%
Worst Quarter: Q4 2000 -12.65%



The Fund's year-to-date return for the three months ended March 31, 2003, was 6.28%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02


                                              1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------------
  VALUE LINE AGGRESSIVE INCOME TRUST
----------------------------------------------------------------------------
  Return before taxes                          -1.22%     -3.77%    4.44%
----------------------------------------------------------------------------
  Return after taxes on distributions          -4.65%     -7.45%    0.58%
----------------------------------------------------------------------------
  Return after taxes on distributions and      -0.77%     -4.52%    1.79%
  Sale of Fund shares
----------------------------------------------------------------------------
  LEHMAN BROS. AGGREGATE                      10.26%      7.55%     7.51%
  BOND INDEX (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES OR TAXES)
----------------------------------------------------------------------------


After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

WHAT ARE THE FUND'S FEES AND EXPENSES?

These tables describe the fees and expenses you pay in connection with an investment in the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE     NONE
OF OFFERING PRICE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL     NONE
PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS          NONE
--------------------------------------------------------------------------------
REDEMPTION FEE (AS A PERCENTAGE OF AMOUNT REDEEMED)                   1% (ON
                                                                      SHARES
                                                                      HELD FOR
                                                                      LESS THAN
                                                                      120 DAYS)
--------------------------------------------------------------------------------
EXCHANGE FEE                                                          NONE
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S
ASSETS)
--------------------------------------------------------------------------------
  MANAGEMENT FEES                                                     0.75%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12B-1) FEES*                              0.25%
--------------------------------------------------------------------------------
  OTHER EXPENSES                                                      0.37%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                                1.37%
--------------------------------------------------------------------------------


* Because these fees are paid out of the Fund's assets on an ongoing basis, over time these * fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                       1 YEAR   3 YEARS   5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  VALUE LINE AGGRESSIVE INCOME TRUST    $139     $434      $750        $1,646
--------------------------------------------------------------------------------

HOW WE MANAGE THE FUND

OUR OBJECTIVES

The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.

OUR PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its net assets in high-yielding, lower rated fixed-income corporate securities, commonly known as "junk bonds." These securities are issued by companies that are rated B++ or lower for relative financial strength in either the Standard or Small and Mid-Cap Editions of The Value Line Investment Survey or are issued by companies not followed by The Value Line Investment Survey if the Adviser believes that the financial condition of the issuers of such securities or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of securities issued by companies within the appropriate range of Value Line financial strength ratings. Companies rated B++ or lower are generally companies that are among the bottom half of the companies followed.

The Fund will not normally purchase securities issued by companies rated C (the lowest category). It will do so only when, in the Adviser's opinion, special circumstances suggest that the financial condition of the individual security is stronger than that of the company issuing the security or the investment merits of the company are stronger than otherwise implied by the company's financial strength rating. Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Adviser, it is advantageous to do so.

The securities purchased by the Fund may include preferred stocks and "convertible securities"--that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock. The balance of the Fund's portfolio may include U.S. government securities, warrants, or common shares when consistent with the Fund's primary objective or acquired as part of a unit combining fixed-income and equity securities.

In selecting securities for purchase or sale, the Adviser will give consideration to the ratings for relative financial strength contained in the Standard and Small and Mid-Cap Editions of The Value Line Investment Survey for the approximately 3,500 companies followed therein. These ratings range from A++ to C and are divided into nine categories. The Fund invests primarily in securities having lower ratings.

Companies that have the best financial strength (relative to the other companies followed in The Value Line Investment Survey) are given an "A++" rating, indicating an ability to weather hard times better than the vast majority of other companies. Those that don't quite merit the top rating are given an "A+" grade, and so on. Those rated "C+" are well below average, and "C" is reserved for companies with very serious financial problems.


These ratings are based upon computer analysis of a number of key variables that measure financial leverage, business risk, and company size. The ratings in the Standard Edition of The Value Line Investment Survey also reflect the judgment of the Adviser's analysts regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include debt to total capital, debt to tangible capital, "quick ratio," accounting methods, variability of return, fixed charge coverage, and company size.


The Fund may purchase certain securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Fund may also lend its portfolio securities, enter into repurchase agreements, write covered call options, purchase "when issued" securities and enter into futures contracts.

TEMPORARY DEFENSIVE POSITION
From time to time in response to adverse market, economic, political or other conditions, we may invest up to 100% of the Fund's net assets in cash, cash equivalents or U.S. Government securities for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this becomes necessary, the Fund may not achieve its investment objectives.

PORTFOLIO TURNOVER
The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

oHigh yielding, lower rated securities (junk bonds) have certain speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and risk of loss of income and principal, than is the case with lower yielding, higher-rated securities.

o Issuers of lower-rated securities are more likely to experience financial stress in periods of economic downturn or rising interest rates. In addition, the issuer's ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.

o Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund's performance.

o Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

WHO MANAGES THE FUND

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Trustees.

INVESTMENT ADVISER


Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of approximately $3 billion.


The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.75% on the first $100 million of the Fund's average daily net assets and 0.50% of such additional assets.

PORTFOLIO MANAGEMENT

A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

ABOUT YOUR ACCOUNT


HOW TO BUY SHARES

o    BY TELEPHONE

     Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

o    BY WIRE

     If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

o    THROUGH A BROKER-DEALER

     You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

o    BY MAIL

     Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


o    MINIMUM/ADDITIONAL INVESTMENTS

     Once you have completed an Account Application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when we receive your purchase order. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.


o    TIME OF PURCHASE

     Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the

     Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.


     Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.


o    DISTRIBUTION PLAN

     The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

o    NET ASSET VALUE

     We determine the Fund's net asset value (NAV) as of the close of the New York Stock Exchange each day that exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are readily available at their market value. We price securities for which market valuations are not readily available at their fair market value as determined under the direction of the Board of Trustees. Fixed-income corporate securities are valued on the basis of prices provided by an independent pricing service. We price investments which have a maturity of less than 60 days at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES


o    BY MAIL

     You can redeem your shares (sell them back to the Fund) at net asset value by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


     We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the date of purchase, before we send the proceeds to you.

     If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

o    BY TELEPHONE OR WIRE

     You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

o    BY CHECK

     You can sell $500 or more of your shares by writing a check payable to the order of any person.

o    THROUGH A BROKER-DEALER

     You may sell your shares through a broker-dealer, who may charge a fee for this service.

     The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

     We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.

     Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

o    BY EXCHANGE

     You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.


     When you send us a properly completed request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.


     Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund during a calendar year.

     ACCOUNT MINIMUM

     If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

     REDEMPTION IN KIND

     The Fund reserves the right to make a redemption in kind--payment in portfolio securities rather than cash--if the amount being redeemed is large enough to affect Fund operations.

REDEMPTION FEE


A fee of 1% of redemption proceeds will be assessed on shares held for less than 120 days, including shares which are exchanged into another Value Line Fund. The fee is paid to the Fund to help offset the transaction costs of frequent trading and to protect long-term shareholders of the Fund. This redemption fee does not apply to shares acquired through dividend or capital gains reinvestments or accounts in the Systematic Cash Withdrawal Plan.



SPECIAL SERVICES

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

o Valu-Matic (Registered Trademark) allows you to make regular monthly investments of $25 or more automatically from your checking account.


o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.


o You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares dividends from its net investment income daily, and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.



You will generally be taxed on distributions you receive, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains and net investment income will be taxable to you as ordinary income. Dividends designated by the Fund as long-term capital gains distributions will be taxable to you as long-term capital-gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions.

On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. While there can be no assurance as to whether such provision will be enacted into law or as to its scope if enacted, it is unlikely that dividends paid by a fund with respect to debt securities will be excluded from the income of shareholders under President Bush's proposal.


We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares. Certain limitations may apply to limit your ability to currently deduct capital losses.

As with all mutual funds, the Fund may be required to withhold a 30% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the

IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible withholding tax for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED JANUARY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                              2003              2002                2001           2000              1999
--------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR        $ 4.74            $ 5.24              $ 7.22         $ 7.45            $ 8.66
--------------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
   OPERATIONS:
    Net investment income                      .41               .49 (1)             .66            .73               .78
    Net gains or losses on
     securities (both realized
     and unrealized)                          (.40)             (.50)(1)           (1.98)          (.23)            (1.21)
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations             .01              (.01)              (1.32)           .50              (.43)
  Redemption fees                              .01                --                  --             --                --
--------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income                          (.41)             (.49)               (.66)          (.73)             (.78)
--------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR               $4.35             $4.74               $5.24          $7.22             $7.45
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                0.40%             (.12%)            (19.14)%         7.16%            (5.13)%
--------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (in thousands)                          $53,006           $95,921            $116,924       $169,586          $174,805
  Ratio of expenses to average
   net assets                                 1.37%(3)          1.23%(3)            1.04%(3)        .82%(3)           .81%(2)
  Ratio of net investment income
   to average net assets                      9.12%             9.72%(1)           10.61%         10.04%             9.81%
  Portfolio turnover rate                       59%              140%                184%           154%              140%
--------------------------------------------------------------------------------------------------------------------------------


(1) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 on net investment income and net realized and unrealized gains and losses was less than $.01 per share. The effect of this change was to decrease the ratio of net investment income to average net assets from 9.79% to 9.72%. Per share and ratios for the year prior to February 1, 2001 have not been restated to reflect this change in accounting policy.

(2)  Before offset of custody credits.


(3) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.24% for the year ended January 31, 2002 and would not have changed for the years ended January 31, 2003, January 31, 2001 and January 31, 2000.

                 (This page has been left blank intentionally.)

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated June 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus from our Internet site at http://www.valueline.com.

Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT ADVISER                       SERVICE AGENT
Value Line, Inc.                         State Street Bank and Trust Company
220 East 42nd Street                     c/o NFDS
New York, NY 10017-5891                  P.O. Box 219729
                                         Kansas City, MO 64121-9729

CUSTODIAN                                DISTRIBUTOR
State Street Bank and Trust Company      Value Line Securities, Inc.
225 Franklin Street                      220 East 42nd Street
Boston, MA 02110                         New York, NY 10017-5891

Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                  File no. 811-4471

                       VALUE LINE AGGRESSIVE INCOME TRUST

               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729
                                www.valueline.com

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  JUNE 1, 2003

--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Aggressive Income Trust (the "Fund") dated June 1, 2003, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 2003 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.


                                 ------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                          -----
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-9
       Investment Advisory and Other Services .........................   B-12
       Service and Distribution Plan ..................................   B-14
       Brokerage Allocation and Other Practices .......................   B-14
       Capital Stock ..................................................   B-15
       Purchase, Redemption and Pricing of Shares .....................   B-15
       Taxes ..........................................................   B-16
       Performance Data ...............................................   B-20
       Financial Statements ...........................................   B-21
       Description of Value Line Financial Strength Ratings ...........   B-22

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified, management investment company established as a Massachusetts business trust in 1985. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

     INVESTMENT RISKS OF HIGH YIELDING SECURITIES (JUNK BONDS). High yields are usually available on securities that are lower-rated, that is, on securities of companies that the Adviser rates B++ or lower for financial strength (generally, companies that are among the bottom half of the companies followed by The Value Line Investment Survey), or on securities of companies that the Adviser considers to be of equivalent creditworthiness. High-yielding, lower-rated securities, also known as junk bonds, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with high-rated securities.

     Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.


     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual corporate developments. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield bonds in the Fund's portfolio, as well as on the ability of the bond's issuers to repay principal and interest.


     Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

     An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Fund's Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

     Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. However, a fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

     When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities which provide similar yields but have less risk. In addition, under unusual market or economic conditions, the Fund may, for defensive purposes, invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, highly rated commercial paper or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

     NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.

     o RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's secondary investment objective of capital appreciation without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

     In addition, the Fund may purchase certain securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it. To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

     o COVERED CALL OPTIONS. The Fund may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

     The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

     The Fund may also purchase, hold or sell options on contracts for the future delivery of debt securities and warrants where the grantor of the warrants is the issuer of the underlying securities.

     o LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by stockholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

     o FINANCIAL FUTURES CONTRACTS. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon limited to 30% of the Fund's assets. If the Adviser anticipates that interest rates will rise, the Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Fund's securities. If the Adviser anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Fund may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future. The Fund will only enter into financial futures contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

     A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities from the portfolio securities being hedged. Another risk is that the Fund's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements takes place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Fund would lose money on the sale.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

     Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Fund will enter into an options on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

     The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash or liquid securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

     o WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash or liquid securities equal in value to commitments for when-issued securities in a segregated account. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     o SHORT SALES. The Fund may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

     o REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     FUND POLICIES.

         (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

         (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund's entering into interest rate futures contracts.

         (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

         (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

         (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

         (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund.

         (vii) The Fund may not engage in short sales, except to the extent that it owns other securities convertible into or exchangeable for an equivalent amount of such securities. Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

         (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may (a) purchase, hold and sell options on contracts for the future delivey of debt securities and warrants where the grantor of the warrants is the issuer of the underlying securities, and (b) write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions").

         (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

         (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

         (xiii) The Fund may not invest in commodities or commodity contracts except that the Fund may enter into interest rate futures contracts.

         (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

         (xv) The Fund may not purchase securities on margin except that it may make margin deposits in connection with interest rate futures contracts subject to restriction (xvii) below or participate on a joint or a joint and several basis in any trading account in securities.

         (xvi) The Fund may not purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

         (xvii) The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts plus premiums on options on futures contracts.

         (xviii) The primary investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND


     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Trustee serves until his or her successor is elected and qualified.



                                                                           PRINCIPAL
                                                     LENGTH OF            OCCUPATIONS                    OTHER
                                                       TIME              DURING PAST 5             DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE              POSITION           SERVED                 YEARS                     BY TRUSTEE
---------------------              --------           ------                 -----                     ----------
Interested Trustees*
Jean Bernhard                Chairman of the       Since 1986     Chairman, President and         Value Line, Inc.
Buttner                      Board of Trustees                    Chief Executive Officer
Age 68                       and President                        of Value Line, Inc. (the
                                                                  "Adviser") and Value
                                                                  Line Publishing, Inc.
                                                                  Chairman and President
                                                                  of each of the 14 Value
                                                                  Line Funds and Value
                                                                  Line Securities, Inc. (the
                                                                  "Distributor").

Marion N. Ruth               Trustee               Since 2000     Real Estate Executive:          Value Line, Inc.
5 Outrider Road                                                   President, Ruth Realty
Rolling Hills, CA                                                 (real estate broker); Di-
90274                                                             rector of the Adviser
Age 68                                                            since October 2000.

Non Interested Trustees

John W. Chandler             Trustee               Since 1991     Consultant, Academic            None
1611 Cold Spring Rd.                                              Search Consultation
Williamstown, MA 01267                                            Service, Inc. Trustee
Age 79                                                            Emeritus and Chairman
                                                                  (1993-1994) of the Board
                                                                  of Trustees of Duke Uni-
                                                                  versity; President Emeri-
                                                                  tus, Williams College.

Frances T. Newton            Trustee               Since 2000     Customer Support Ana-           None
4921 Buckingham                                                   lyst, Duke Power Com-
Drive                                                             pany.
Charlotte, NC 28209
Age 62

                                                                            PRINCIPAL
                                                    LENGTH OF              OCCUPATIONS                     OTHER
                                                      TIME                DURING PAST 5              DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE              POSITION          SERVED                   YEARS                      BY TRUSTEE
---------------------              --------          ------                   -----                      ----------
Francis Oakley                 Trustee            Since 2000       Professor of History,           Berkshire Life In-
54 Scott Hill Road                                                 Williams College, 1961          surance Company.
Williamstown, MA 01267                                             to present. President
Age 71                                                             Emeritus since 1994 and
                                                                   President, 1985-1994;
                                                                   Chairman (1993-1997)
                                                                   and Interim President
                                                                   (2002) of the American
                                                                   Council of Learned Soci-
                                                                   eties

David H. Porter                Trustee            Since 1997       Visiting Professor of           None
5 Birch Run Drive                                                  Classics, Williams Col-
Saratoga Springs, NY 12866                                         lege, since 1999; Presi-
Age 67                                                             dent Emeritus, Skidmore
                                                                   College since 1999 and
                                                                   President, 1987-1998.

Paul Craig Roberts             Trustee            Since 1986       Chairman, Institute for         A Schulman Inc.
169 Pompano St.                                                    Political Economy.              (plastics)
Panama City Beach,
FL 32413
Age 64

Nancy-Beth Sheerr              Trustee            Since 1996       Senior Financial Advisor,       None
1409 Beaumont Drive                                                Hawthorn, since Janu-
Gladwyne, PA 19035                                                 ary 2001; Chairman,
Age 54                                                             Radcliffe College Board
                                                                   of Trustees, 1990-1999.

Officers

Bradley T. Brooks              Vice President     Since 2001       Portfolio Manager with                  --
Age 40                                                             the Adviser since 1999;
                                                                   Securities Analyst with
                                                                   the Adviser 1997-1999.

Jeffrey Geffen                 Vice President     Since 2003       Portfolio Manager with                  --
Age 53                                                             the Adviser since 2001;
                                                                   Vice President Invest-
                                                                   ments, Morgan Stanley
                                                                   Dean Witter Advisors,
                                                                    1989-2001.

Sigourney B. Romaine           Vice President     Since 2003       Portfolio Manager with                  --
Age 59                                                             the Adviser since 2002;
                                                                   Securities Analyst with
                                                                   the Adviser, 1996-2002.

                                                                PRINCIPAL
                                            LENGTH OF          OCCUPATIONS               OTHER
                                              TIME            DURING PAST 5        DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE        POSITION        SERVED               YEARS                BY TRUSTEE
---------------------        --------        ------               -----                ----------
David T. Henigson       Vice President,   Since 1994   Director, Vice President           --
Age 45                  Secretary and                  and Compliance Officer
                        Treasurer                      of the Adviser. Director
                                                       and Vice President of the
                                                       Distributor. Vice Presi-
                                                       dent, Secretary and
                                                       Treasurer of each of the
                                                       14 Value Line Funds.


------------
     *Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     The non-interested Trustees of the Fund serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent auditors to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent auditors in executive session at each meeting. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Trustee if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a Nominating Committee consisting of the non-interested Trustees the purpose of which is to review and nominate candidates to serve as non-interested trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meeting during the last fiscal year.


     The following table sets forth information regarding compensation of Trustees by the Fund and the fourteen other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended January 31, 2003. Trustees who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Trustees.


                                                        TOTAL
                                                     COMPENSATION
                                                      FROM FUND
                                      AGGREGATE        AND FUND
                                    COMPENSATION       COMPLEX
            NAME OF PERSONS           FROM FUND       (15 FUNDS)
      --------------------------   --------------   -------------
        Jean B. Buttner                $  -0-          $   -0-
        John W. Chandler                3,000           45,000
        Frances T. Newton               3,000           45,000
        Francis C. Oakley               3,000           45,000
        David H. Porter                 3,000           45,000

                                                         TOTAL
                                                      COMPENSATION
                                                       FROM FUND
                                       AGGREGATE        AND FUND
                                     COMPENSATION       COMPLEX
            NAME OF PERSONS            FROM FUND       (15 FUNDS)
      ---------------------------   --------------   -------------
        Paul Craig Roberts              3,000           45,000
        Marion N. Ruth                  1,250           18,750
        Nancy-Beth Sheerr               3,000           45,000

     The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Fund and in all of the Value Line Funds as of December 31, 2002:


                                                         AGGREGATE DOLLAR
                                 DOLLAR RANGE OF          RANGE OF EQUITY
                                EQUITY SECURITIES        SECURITIES IN ALL
NAME OF TRUSTEE                    IN THE FUND        OF THE VALUE LINE FUNDS
----------------------------   -------------------   ------------------------
Jean B. Buttner ............    $10,001 - 50,000     Over $100,000
John W. Chandler ...........      $1 - $10,000       $10,001 - $50,000
Frances T. Newton ..........      $1 - $10,000       $10,001 - $50,000
Francis C. Oakley ..........      $1 - $10,000       $10,001 - $50,000
David H. Porter ............      $1 - $10,000       $10,001 - $50,000
Paul Craig Roberts .........      $1 - $10,000       Over $100,000
Marion N. Ruth .............      $1 - $10,000       Over $100,000
Nancy-Beth Sheerr ..........      $1 - $10,000       $10,001 - $50,000



     As of April 30, 2003, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund except Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 which owned 2,487,292 shares or approximately 17.4% of the shares outstanding, National Financial Services Co., 200 Liberty Street, New York, NY 10281, which owned 2,447,636 shares (17.2%) and National Investor Services Corp., 55 Water Street, New York, NY 10041, which owned 923,074 shares (6.5%). The Adviser and its affiliates and officers and directors of the Fund as a group owned less than 1% of the outstanding shares.


     None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 3/4 of 1% on the first $100 million of the Fund's average daily net assets during the year and 1/2 of 1% of such net assets in excess thereof. During the fiscal years ended January 31, 2001, 2002, and 2003, the Fund paid or accrued to the Adviser advisory fees of $880,957, $692,518 and $435,677, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

     In approving the investment advisory agreement, the Board of Trustees, including the non-interested Trustees, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance, fees and expenses of the Fund compared to funds with similar investment objectives, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Trustees considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Trustees, including all of the non-interested Trustees, voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.


     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.


     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors, and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the

Service and Distribution Plan, The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330
W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.


                         SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended January 31, 2003, the Fund paid fees of $145,225 to the Distributor under the Plan. The Distributor paid $90,982 to other broker-dealers and incurred $174,356 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided, viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the fiscal year ended January 31, 2001, 2002, and 2003, the Fund paid brokerage commissions of $7,442, $39,373 and $27,556, respectively.

     The Board of Trustees has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to any "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                 CAPITAL STOCK

     Each share of beneficial interest of the Fund, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively.

                                     TAXES


     The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements.


     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and would not be eligible for tax treatment as a conduit of income to its shareholders.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


     Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. During the year ended January 31, 2003, the Fund elected to defer $794,000 of post-October net capital losses to the next taxable year. In addition, for Federal income tax purposes, the Fund had a capital loss carryover at January 31, 2003, of $67,228,196, of which $2,530,550 will expire in 2007, $17,496,400 in 2008,
$20,922,783 in 2009, $20,653,696 in 2010 and $5,624,767 in 2011. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.


     Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. While there can be no assurance as to whether such provision will be enacted into law or as to its scope if enacted, it is unlikely that dividends paid by a fund with respect to debt securities will be excluded from the income of shareholders under President Bush's proposal.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.


     The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to seek to ensure that it distributes sufficient income to preserve its status as a registered investment company and does not become subject to U.S. federal income or excise tax.


     If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.


     It is not expected that the Fund's dividends and distributions will qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.


     Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.


     A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.


     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a Federal income tax 30% "backup withholding" requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.


     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 30% on certain other payments from the Fund. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state, local and foreign taxes to an investment in the Fund.

                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                 P(1+T)n = ERV

Where: P     =  a hypothetical initial purchase order of $1,000
       T     =  average annual total return
       n     =  number of years
       ERV   =  ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

     The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gains distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

        P (1+T)n = ATVD

Where:  P  =  a hypothetical initial investment of $1,000
        T = average annual total return (after taxes on distributions) n = number of years
   ATV(D)  =  ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

        P (1+T)n = ATVDR

Where:     P  =  a hypothetical initial investment of $1,000
           T = average annual total return (after taxes on distributions) n = number of years
     ATV(DR)  =  ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.


     For the one, five and ten year periods ending January 31, 2003, the Fund's average annual total returns were 0.40%, -3.79% and 4.38%, respectively; the Fund's average annual total returns (after taxes on distributions) were -3.10%, -7.47% and 0.53%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were 0.18%, -4.56% and 1.72%, respectively.


     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.


     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.


     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended January 31, 2003, including the financial highlights for each of the five fiscal years in the period ended January 31, 2003, appearing in the 2003 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

              DESCRIPTION OF VALUE LINE FINANCIAL STRENGTH RATINGS

     Value Line ranks the companies followed by the Standard and Expanded Edition of The Value Line Investment Survey into nine categories as follows:

  A++ Greatest relative financial strength. Companies among the very strongest of the approxi- mately 3,500 followed by The Value Line Investment Survey.

  A+ Excellent relative financial strength. Companies with very high financial strength, but not quite the highest among the Value Line 3,500.

  A       High-grade relative financial strength.

  B++     Above average relative financial strength among the Value Line 3,500.

  B+ Very good relative financial strength; approximately average among the companies in the Value Line 3,500.

  B Good relative financial strength, although somewhat below the average of all 3,500 Value Line companies.


  C++     Below average relative financial strength.


  C+      Significantly below average relative financial strength.

  C       Weakest relative financial strength.


     The Value Line ratings are based upon computer analysis of a number of key variables that measure (a) financial leverage, (b) business risk and (c) company size plus, in the Standard Edition of The Value Line Investment Survey, the judgment of senior analysts regarding factors that cannot be quantified across-the-board for all securities. The primary variables that are indexed and studied include debt to total capital, debt to tangible capital, "quick ratio," accounting methods, variability of return, fixed charge coverage, stock price stability, and company size.

                            PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.


   (a)      Declaration of Trust.*

   (b)      By-laws.*

   (c)      Not applicable.

   (d)      Investment Advisory Agreement.*

   (e)      Distribution Agreement.*

   (f)      Not applicable.

   (g)      Custodian Agreement.*

   (h)      Not applicable.

   (i)      Legal Opinion.*

   (j)      Consent of independent accountants.

   (k)      Not applicable.

   (l)      Not applicable.

   (m)      Service and Distribution Plan.***

   (p)      Code of Ethics.**

------------
* Filed as an exhibit to Post-Effective Amendment No. 14, filed March 23, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 15, filed May 31, 2000, and incorporated herein by reference.

*** Filed as an exhibit to Post-Effective Amendment No. 16 filed May 29, 2001, and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None

ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 14.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                               POSITION WITH
          NAME                  THE ADVISER                        OTHER EMPLOYMENT
----------------------- --------------------------- ----------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor

Samuel Eisenstadt       Senior Vice President and   ---------------------------------
                        Director

David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold Bern-
                        and Director                hard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a
                        and Director                Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.     Director                    Attorney-at-Law; Retired Administrative Law
                                                    Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Marion N. Ruth          Director                    Real Estate Executive. President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds

ITEM 27. PRINCIPAL UNDERWRITERS.


   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.


   (b)

                                             (2)
                                        POSITION AND             (3)
                      (1)                  OFFICES          POSITION AND
              NAME AND PRINCIPAL       WITH VALUE LINE      OFFICES WITH
               BUSINESS ADDRESS       SECURITIES, INC.       REGISTRANT
               ----------------       ----------------       ----------
          Jean Bernhard Buttner      Chairman of the      Chairman of the
                                     Board                Board and
                                                          President

          David T. Henigson          Vice President,      Vice President,
                                     Secretary,           Secretary and
                                     Treasurer and        Treasurer
                                     Director

          Stephen LaRosa             Asst. Vice           Asst. Treasurer
                                     President

              The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

   (c)        Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

               Value Line, Inc.
               220 East 42nd Street
               New York, NY 10017
               For records pursuant to:
               Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
               Rule 31a-1(f)

               State Street Bank and Trust Company
               c/o NFDS
               P.O. Box 219729
               Kansas City, MO 64121-9729
               For records pursuant to Rule 31a-1(b)(2)(iv)

               State Street Bank and Trust Company
               225 Franklin Street
               Boston, MA 02110
               For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                               ----------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 18 to the registration statement on Form N-1A (the "Registration Statement") of our report dated March 13, 2003 relating to the financial statements and financial highlights which appear in the January 31, 2003 Annual Report to Shareholders of Value Line Agressive Income Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 23, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of May, 2003.


                                       VALUE LINE AGGRESSIVE INCOME TRUST


                                       By: /s/ DAVID T. HENIGSON
                                          -------------------------------------
                                          DAVID T. HENIGSON, VICE PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.




         SIGNATURES                        TITLE                   DATE
         ----------                        -----                   ----
  *JEAN B. BUTTNER          Chairman and Trustee;            May 23, 2003
  (JEAN B. BUTTNER)           President; Principal
                              Executive Officer

  *JOHN W. CHANDLER         Trustee                          May 23, 2003
  (JOHN W. CHANDLER)

  *FRANCES T. NEWTON        Trustee                          May 23, 2003
  (FRANCES T. NEWTON)

  *FRANCIS C. OAKLEY        Trustee                          May 23, 2003
  (FRANCIS C. OAKLEY)

  *DAVID H. PORTER          Trustee                          May 23, 2003
  (DAVID H. PORTER)

  *PAUL CRAIG ROBERTS       Trustee                          May 23, 2003
  (PAUL CRAIG ROBERTS)

  *MARION N. RUTH           Trustee                          May 23, 2003
  (MARION N. RUTH)

  *NANCY-BETH SHEERR        Trustee                          May 23, 2003
  (NANCY-BETH SHEERR)


  /s/ DAVID T. HENIGSON     Treasurer; Principal Financial   May 23, 2003
  ---------------------     and Accounting Officer
  (DAVID T. HENIGSON)


*By  /s/ DAVID T. HENIGSON
   -------------------------------------
   (DAVID T. HENIGSON, ATTORNEY-IN-FACT)